Form 10-K, Exhibit 13
period 2004-12-31
Interstar Millennium Series 2004-2G Trust
filed 2005-03-24
CIK 1296376

EXHIBIT 13.1

          NOTEHOLDERS REPORTS FOR THE JUNE 15, 2004, SEPTEMBER 14, 2004
                    AND THE DECEMBER 14, 2004 PAYMENT DATES

                                                                    EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) June 30, 2004
                                                          -------------


        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2004-2G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-112782                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On March 11, 2004 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2004-2G Trust (the "Trust") , publicly issued US$1,000,000,000 of Class A Mortgage Backed Floating Rate Notes due March 2036, US$49,000,000 of Class AB Mortgage Backed Floating Rate Notes due March 2036 and US$17,100,000 of Class B Mortgage Backed Floating Rate Notes due March 2036 (the "Notes") pursuant to a registration statement (No. 333-112782) declared effective on March 3, 2004. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On June 15, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.






ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    June 15, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2004-2G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2004-2G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: June 30, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Chief Executive Officer

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the June 30, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2004-2G TRUST

     Quarterly Noteholders Report Related to the June 15, 2004 Distribution

-------------------------------------------------------  -----------------------------------------------------

Aggregate principal amount of each class of notes as      A Notes:         USD $1,000,000,000.00
at the first day after the payment date occurring        AB Notes:         USD    $49,000,000.00
during the collection period                              B Notes:         USD    $17,100,000.00
-------------------------------------------------------  -----------------------------------------------------

Aggregate amount of interest payable on each class of     A Notes:         USD $3,496,773.33
notes on the payment date                                AB Notes:         USD   $188,328.56
                                                          B Notes:         USD    $79,402.82
-------------------------------------------------------  -----------------------------------------------------

Aggregate of principal payments to be made in respect    A Notes:         USD $17,370,600.00
to each class of notes on payment date being 15th
June 2004
-------------------------------------------------------  -----------------------------------------------------

Income for the collection period                         AUD $23,698,505.13
-------------------------------------------------------  -----------------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $55,475,676.00
-------------------------------------------------------  -----------------------------------------------------

Expenses of the trust for the period                     AUD $21,946.256.18
-------------------------------------------------------  -----------------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $32,409,741.00
-------------------------------------------------------  -----------------------------------------------------

Interest rates (US all in) applicable for period          A Notes:     1.72000%
ending 13th September 2004                               AB Notes:     1.85000%
                                                          B Notes:     2.15000%
------------------------------------------------------- -----------------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled         AUD  $3,347,475.00
during the Collection period                             Unscheduled       AUD $52,128,201.00
------------------------------------------------------- -----------------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         4 June 2004:      AUD $1,378,952,233.00
------------------------------------------------------- -----------------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29           1.48%
period                                                                    30-59          0.49%
                                                                          60+            0.17%
-------------------------------------------------------  -----------------------------------------------------

                                                                    EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) September 14, 2004
                                                          ------------------


        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2004-2G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-112782                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 8.01  OTHER EVENTS.

         On March 11, 2004 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2004-2G Trust (the "Trust") , publicly issued US$1,000,000,000 of Class A Mortgage Backed Floating Rate Notes due March 2036, US$49,000,000 of Class AB Mortgage Backed Floating Rate Notes due March 2036 and US$17,100,000 of Class B Mortgage Backed Floating Rate Notes due March 2036 (the "Notes") pursuant to a registration statement (No. 333-112782) declared effective on March 3, 2004. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On June 15, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On September 14, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.



ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    September 14, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2004-2G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2004-2G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: September 23, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Chief Executive Officer

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the September 14, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2004-2G TRUST

   Quarterly Noteholders Report Related to the September 14, 2004 Distribution

-------------------------------------------------------  -----------------------------------------------------

Aggregate principal amount of each class of notes as      A Notes:       USD $982,629,400.00
at the first day after the payment date occurring        AB Notes:       USD  $49,000,000.00
during the collection period                              B Notes:       USD  $17,100,000.00
-------------------------------------------------------  -----------------------------------------------------

Aggregate amount of interest payable on each class of     A Notes:       USD   $4,272,254.27
notes on the payment date                                AB Notes:       USD     $229,143.06
                                                          B Notes:       USD      $92,933.75
-------------------------------------------------------  -----------------------------------------------------

Aggregate of principal payments to be made in respect    A Notes:        USD  $29,091,000.00
to each class of notes on payment date being 14th
September 2004
-------------------------------------------------------  -----------------------------------------------------

Income for the collection period                         AUD $25,189,416.46
-------------------------------------------------------  -----------------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $69,417,932.00
-------------------------------------------------------  -----------------------------------------------------

Expenses of the trust for the period                     AUD $21,766,088.71
-------------------------------------------------------  -----------------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $30,778,413.00
-------------------------------------------------------  -----------------------------------------------------

Interest rates (US all in) applicable for period          A Notes:     2.07438%
ending 13th September 2004                               AB Notes:     2.20438%
                                                          B Notes:     2.50438%
------------------------------------------------------- -----------------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled           AUD $1,751,552.00
during the Collection period                             Unscheduled        AUD $67,666,380.00
------------------------------------------------------- -----------------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         AUD $1,340,312,714.00
------------------------------------------------------- -----------------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29           2.00%
period                                                                    30-59          0.46%
                                                                          60+            0.45%
-------------------------------------------------------  -----------------------------------------------------

                                                                    EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) December 14, 2004
                                                          -----------------


        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2004-2G Trust)
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-112782                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 10, 101 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On March 11, 2004 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2004-2G Trust (the "Trust") , publicly issued US$1,000,000,000 of Class A Mortgage Backed Floating Rate Notes due March 2036, US$49,000,000 of Class AB Mortgage Backed Floating Rate Notes due March 2036 and US$17,100,000 of Class B Mortgage Backed Floating Rate Notes due March 2036 (the "Notes") pursuant to a registration statement (No. 333-112782) declared effective on March 3, 2004. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On June 15, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On September 14, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On December 14, 2004, the Quarterly Payment Date, the trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.



ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    December 14, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2004-2G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2004-2G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: December 20, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Chief Executive Officer

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the December 14, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2004-2G TRUST

   Quarterly Noteholders Report Related to the December 14, 2004 Distribution

-------------------------------------------------------  -----------------------------------------------------

Aggregate principal amount of each class of notes as      A Notes:       USD $953,538,400.00
at the first day after the payment date occurring        AB Notes:       USD  $49,000,000.00
during the collection period                              B Notes:       USD  $17,100,000.00
-------------------------------------------------------  -----------------------------------------------------

Aggregate amount of interest payable on each class of     A Notes:       USD   $4,999,946.94
notes on the payment date                                AB Notes:       USD     $273,036.96
                                                          B Notes:       USD     $108,251.83
-------------------------------------------------------  -----------------------------------------------------

Aggregate of principal payments to be made in respect    A Notes:        USD  $36,500,200.00
to each class of notes on payment date being 14th
December 2004
-------------------------------------------------------  -----------------------------------------------------

Income for the collection period                         AUD $24,556,264.17
-------------------------------------------------------  -----------------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $70,990,773.00
-------------------------------------------------------  -----------------------------------------------------

Expenses of the trust for the period                     AUD $20,776,838.86
-------------------------------------------------------  -----------------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $22,523,177.00
-------------------------------------------------------  -----------------------------------------------------

Interest rates (US all in) applicable for period          A Notes:     2.68000%
ending 14 March 2005                                     AB Notes:     2.81000%
                                                          B Notes:     3.11000%
------------------------------------------------------- -----------------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled           AUD  $1,850,343.00
during the Collection period                             Unscheduled         AUD $69,140,430.00
------------------------------------------------------- -----------------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         AUD $1,291,845,117
------------------------------------------------------- -----------------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:            Nil
housing loans as at the last day of the collection       Delinquency:     0-29           2.12%
period                                                                    30-59          0.53%
                                                                          60+            0.75%
-------------------------------------------------------  -----------------------------------------------------